                                                                 EXHIBIT 10.8(e)



                      FIFTH AMENDMENT TO CREDIT AGREEMENT


         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (the "Amendment"), dated as of March 31, 1997 is among SOFTWARE SPECTRUM, INC. (the "Borrower"), each of the banks or other lending institutions which are a party hereto (individually a "Bank" and collectively, the "Banks") and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, individually as a Bank (in its individual capacity and not as agent, herein "TCB") and as agent for itself and the other Banks (in such capacity as agent, together with its successors in such capacity, the "Agent").

                                   RECITALS:

         A. Borrower, TCB and the Agent have entered into that certain Credit Agreement dated May 3, 1996 (as amended by that certain First Amendment to Credit Agreement and Master Assignment and Acceptance dated as of June 28, 1996, that certain Second Amendment to Credit Agreement dated as of June 28, 1996, that certain Amendment Letter dated as of September 30, 1996, and that certain Fourth Amendment to Credit Agreement dated as of December 31, 1996, herein the "Agreement").

         B. Pursuant to Section 14.8 of the Agreement, TCB assigned certain of its rights and obligations under the Agreement and the other Loan Documents to the other Banks.

         C. The Borrower, the Banks and the Agent desire to amend the Agreement as herein set forth.

         NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                                  Definitions

         Section 1.1 Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.


                                   ARTICLE 2

                                   Amendments

         Section 2.1 Amendment to Section 1.1. Effective as of the date hereof, the following definitions in Section 1.1 of the Agreement are amended in their entirety to read as follows:



FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 1

                 "Fiscal Quarters" means the four (4) periods falling in each Fiscal Year, each such period being three calendar months in duration with the first such period in any Fiscal Year beginning on the first day of May and the last such period in any Fiscal Year ending on the last day of April.

                 "Fiscal Year" means the twelve (12) month period beginning on the first day of May and ending on the last day of April of the following year.

         Section 2.2 Amendments to Article 5. Effective as of the date hereof, (a) the reference to "March 31, 1997," in Section 5.4(a)(ii) of the Agreement is replaced with "April 30, 1997 and (b) the following is hereby added to the end of Section 5.12 of the Agreement:

                 For purposes of any calculation under this Section 5.12 prior to October 31, 1997, the term "Fiscal Quarter" shall mean only the three month periods ending December 31, 1996, March 31, 1997 and July 31, 1997.

         Section 2.3 Amendments to Section 9.1(c). Effective as of the date hereof, Section 9.1 (c) of the Agreement is amended in its entirety to read as follows:

                 (c) Compliance Certificate. Within forty-five (45) days after the end of each Fiscal Quarter of each Fiscal Year beginning with the Fiscal Quarter ending July 31, 1997 or with respect to the last Fiscal Quarter of each Fiscal Year beginning with the Fiscal Quarter ending April 30, 1998, within ninety (90) days of the end of such Fiscal Quarter, within sixty (60) days after March 31, 1997 and within forty-five (45) days after June 30, 1997, a Compliance Certificate and, with respect to the Compliance Certificate delivered as of March 31, 1997 and June 30, 1997 only, financial reports of the type described in Section 9.1 (b) but prepared with respect to the three
         (3) month period then ended;

         Section 2.4 Amendment to Section 10.1(c). Effective as of the date hereof, Section 10.1(c) of the Agreement is amended in its entirety to read as follows:

         (c) Debt (other than Capital Lease Obligations) not to exceed One Million Dollars ($1,000,000.00) in the aggregate at any time outstanding secured by purchase money liens permitted by Section 10.2;

         Section 2.5 Amendment to Section 11.1(b). Effective as of the date hereof, Section 11.1 of the Agreement is amended as follows: (i) Clause (b) is amended in its entirety to read as follows:

         (b) fifty percent (50%) of the sum of (i) the Borrower's Net Income for the month ended April 30, 1996 plus (ii) one of the following:

                 (A) if determined as of March 31, 1997, the Borrower's Net Income for the period from (but excluding) April 30, 1996 through March 31, 1997;





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 2

                 (B) if determined as of June 30, 1997, the Borrower's Net Income for the period from (but excluding) April 30, 1996 through June 30,1997;

                 (C) if determined as of July 31, 1997, the sum of the Borrower's Net Income for the Fiscal Year ending April 30, 1997 plus the Borrower's Net Income for the Fiscal Quarter ending July 31, 1997, or

                 (D) if determined as of any Fiscal Quarter ending after July 31, 1997, the sum of the amount determined in accordance with clause (C) plus the Borrower's Net Income for each Fiscal Quarter to have completely elapsed since July 31, 1997;

and (ii) the second to last sentence is amended to read in its entirety as follows: "If Net Income for a period of calculation described in this Section
11.1 is zero or less, no adjustment to the requisite level of Consolidated Net Worth shall be made."

         Section 2.6 Amendment to Section 11.2. Effective as of the date hereof, Section 11.2 of the Agreement is amended in its entirety to read as follows:

                 Section 11.2 Funded Debt to EBITDA. The Borrower shall not permit the ratio of its outstanding Funded Debt to its Annualized EBITDA to exceed 4.00 to 1.00 as of March 31, 1997. For the calculation set forth above, outstanding Funded Debt shall be calculated as of the date of determination. The term "Annualized EBITDA" means a Dollar amount calculated by determining the Adjusted EBITDA for the period from (but excluding) June 30, 1996 through March 31, 1997 and multiplying the amount thereof by four-thirds (4/3). The Borrower shall not permit the ratio of its Funded Debt outstanding on the date of determination to Adjusted EBITDA for the twelve (12) month period then ending to exceed (i) 4.00 to 1.00 as of June 30, 1997, July 31, 1997 and October 31, 1997, and (ii) 3.50 to 1.00 as of each Fiscal Quarter end thereafter.

         Section 2.7 Amendment to Section 11.3. Effective as of the date hereof, Section 11.3 of the Agreement is amended in its entirety to read as follows:

                 Section 11.3 Fixed Charge Coverage. As of March 31, 1997, the Borrower shall not permit the ratio of Cash Flow to Fixed Charges to be less than 0.75 to 1.00, computed on the basis of the Cash Flow and Fixed Charges for the period from and including July 1, 1996 through March 31, 1997. As of each date identified below, the Borrower shall not permit the ratio of Cash Flow to Fixed Charges computed on the basis of the Cash Flow and Fixed Charges for the twelve (12) month period then ended to be less than the ratio set forth in the table below opposite the applicable date:





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 3

             Date                                          Ratio
             ----                                          -----
  June 30, 1997                                             2.75

  July 31, 1997                                             2.25

  October 31, 1997                                          2.25

  January 31, 1997                                          2.25

  April 30, 1998                                            2.25

  July 31, 1998 and each Fiscal Quarter end                 2.00
  thereafter

         The phrase "Cash Flow" means, for any period, the total of the following for the Borrower and the Subsidiaries calculated on a consolidated basis without duplication for such period: (A) Adjusted EBITDA; minus (B) any provision for (or plus any benefit from) cash income or franchise taxes included in determining Net Income. The phrase "Fixed Charges" means, for any period, the total of the following for the Borrower and the Subsidiaries calculated on a consolidated basis without duplication for such period: (A) Interest Expense; plus (B) scheduled amortization of Debt paid or payable (excluding, to the extent included, nonpermanent principal repayments under the Revolving Loans); plus (C) if calculating Fixed Charges for the period ending March 31, 1997 only, the actual Capital Expenditures for such period; plus (D) cash dividends and other cash distributions made by Borrower on account of its capital stock.

         Section 2.8 Capital Expenditure Limits. Effective as of the date hereof, Section 11.4 is added to Article 11 of the Agreement to read in its entirety as follows:

                 Section 11.4 Capital Expenditure Limits. The Borrower shall not permit the aggregate amount of the Calculated Capital Expenditures (a) for the period from April 1, 1997 through March 31, 1998 to exceed Seven Million Five Hundred Thousand Dollars ($7,500,000.00); (b) for the period from April 1, 1997 through the Fiscal Year ended April 30, 1998 to exceed Eight Million One Hundred Twenty-Five Thousand Dollars ($8,125,000.00); (c) for the Fiscal Year ended April 30, 1999 to exceed Eight Million Five Hundred Thousand Dollars ($8,500,000.00); (d) for the Fiscal Year ended April 30, 2000 to exceed Nine Million Five Hundred Thousand Dollars ($9,500,000.00); and (e) for the Fiscal Year ended April 30, 2001 and each Fiscal Year thereafter to exceed Ten Million Five Hundred Thousand Dollars ($10,500,000.00) per Fiscal Year. The term "Calculated Capital Expenditures" means, for any period, the sum of (a) the actual Capital Expenditures for such period minus (b) any proceeds from the issuance by Borrower of its equity securities received during the period.

         Section 2.9 Compliance Certificate. Effective as of the date hereof, Exhibit "I" of the Agreement is amended in its entirety to read as set forth on Annex 1 attached hereto.





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 4

                                   ARTICLE 3

                                 Miscellaneous

         Section 3.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Spectrum Integrated Services, Inc. (by its execution below), the Banks and Agent agree that the Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

         Section 3.2 Reference to Agreement. Each of the Loan Documents, including the Agreement, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section 3.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section 3.4 Applicable Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and the applicable laws of the United States of America.

         Section 3.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Borrower, Agent, the Banks and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Banks.

         Section 3.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.

         Section 3.7 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

         Section 3.8 ENTIRE AGREEMENT. THIS AMENDMENT EMBODIES THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 5

DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

         Section 3.9 Bank Fee. Borrower agrees to pay each Bank that has executed this Amendment on or before the close of business on April 2, 1997 an amendment fee of Two Thousand Dollars ($2,000.00). The amendment fee will be paid to each such Bank on or before April 7, 1997.

         Executed as of the date first written above.



                                        BORROWER:
                                        --------

                                        SOFTWARE SPECTRUM, INC.


                                        By: /s/ DEBORAH A. NUGENT
                                           ------------------------------------
                                           Deborah A. Nugent
                                           Vice President





                                        Accepted and agreed to:

                                        SPECTRUM INTEGRATED SERVICES, INC.


                                        By: /s/ DEBORAH A. NUGENT
                                           ------------------------------------
                                           Deborah A. Nugent
                                           Secretary/Treasurer


                                        AGENT:
                                        -----

                                        TEXAS COMMERCE BANK NATIONAL
                                        ASSOCIATION, individually as a Bank
                                        and as the Agent


                                        By:
                                           ------------------------------------
                                           Name:
                                                -------------------------------
                                           Title:
                                                 ------------------------------





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 6

                                        OTHER BANKS:
                                        -----------

                                        BANQUE PARIBAS


                                        By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                        By:
                                            -----------------------------------
                                            Name:
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                        NATIONAL CITY BANK, KENTUCKY


                                        By:
                                            -----------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------


                                        COMERICA BANK


                                        By:
                                            -----------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------


                                        PNC BANK, N.A.


                                        By:
                                            -----------------------------------
                                            Name:
                                                  -----------------------------
                                             Title:
                                                   ----------------------------


                                        WELLS FARGO BANK (TEXAS), NATIONAL
                                        ASSOCIATION


                                        By:
                                            -----------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------


                                        NBD BANK


                                        By:
                                            -----------------------------------
                                            Name:
                                                  -----------------------------
                                            Title:
                                                   ----------------------------





FIFTH AMENDMENT TO CREDIT AGREEMENT - Page 7

                                    ANNEX 1
                                       to
                            SOFTWARE SPECTRUM, INC.
                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

                             Compliance Certificate

                             COMPLIANCE CERTIFICATE
                                    for the
                     quarter ending ______________ __, ____



To:  Texas Commerce Bank
     National Association, as agent
     1111 Fannin, 9th Floor MS46
     Houston, Texas 77002

     with a copy to

     2200 Ross Avenue, 3rd Floor
     Dallas, Texas 75201

     and each Bank

Ladies and Gentlemen:

     This Compliance Certificate (the "Certificate") is being delivered pursuant to Section 9.1 (c) of that certain Credit Agreement (as amended, the "Agreement") dated as of May 3, 1996 among SOFTWARE SPECTRUM, INC. (the "Borrower"), TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as agent and the Banks named therein. All capitalized terms, unless otherwise defined herein, shall have the same meanings as in the Agreement. All the calculations set forth below shall be made pursuant to the terms of the Agreement.

     The undersigned, an authorized financial officer of the Borrower, does hereby certify to the Agent and the Banks that:

1.   DEFAULT.

     No Default has occurred and is continuing or if a Default has occurred and is continuing, I have described on the attached Exhibit "A" the nature thereof and the steps taken or proposed to remedy such Default.

                                                                  Compliance
                                                                  ----------

2.   SECTION 9.1 - FINANCIAL STATEMENTS AND RECORDS

(a)  Annual audited financial statements of Borrower on or       Yes  No  N/A
     before 90 days after the end of each Fiscal Year.

(b)  In accordance with Section 9.1(c), unaudited financial      Yes  No  N/A
     statements of Borrower on a consolidated basis and each Foreign Subsidiary within 45 days (or 60 days for the period ending 3/31/97) of period end






COMPLIANCE CERTIFICATE - Page 1

     (c)  Borrowing Base Report together                                                                   Yes       No        N/A
          with an aging of accounts
          receivables within 30 days
          of each month end.

3.   SECTION 10.1 - DEBT

     No Additional Debt except:
     (a)  Purchase money not to exceed:                                         $1,000,000
          Actual Outstanding:                                                   $_________                 Yes       No
     (b)  Guaranties of surety and other
          bonds not to exceed:                                                  $1,000,000
          Actual Outstanding:                                                   $_________                 Yes       No
     (c)  Outstanding Guaranties of permitted Debt of Foreign
          Subs and Foreign Ventures
          (i)   Outstanding Loans, advances and other extensions
                of credit to Foreign Subs and Foreign Ventures                  $_________
          (ii)  Letters of Credit backing Foreign Sub debt                      $_________
          (iii) Limit: $30,000,000 minus (c)(i) and (c)(ii)                     $_________
(d)  Other Debt not to exceed                                                   $5,000,000                Yes       No
     Actual Outstanding:                                                        $_________

4.   SECTION 10.5 - INVESTMENTS

     (a)  Outstanding Loans, advances and extensions of
          credit to Foreign Subs and Foreign Ventures                           $_________
          (i)   Outstanding Guaranties of permitted Foreign Subs
                and Foreign Ventures                                            $_________
          (ii)  Letters of Credit backing Foreign Sub debt                      $_________
          (iii) Limit: $30,000,000 minus (a)(i) and (a)(ii)                     $_________                Yes       No
     (b)  Consolidated Net Worth (from 5(h))                                    $_________
     (c)  15% of 4(b)                                                           $_________
     (d)  Investments and capital contributions in Foreign Subs and Foreign
          Ventures (limited to 4(c))                                            $_________                Yes       No
     (e)  Other investments limited to                                          $  100,000                Yes       No
     (f)  Actual book value                                                     $_________

5.   SECTION 11.1 - CONSOLIDATED NET WORTH

     (a)  $ (i.e., 90% of 3/31/96 Consolidated Net Worth)                       $_________
     (b)  Aggregate Net Income for periods since 3/31/96                        $_________
     (c)  50% of 5(b) =                                                         $_________
     (d)  Net proceeds of the sale of all capital stock of Borrower received
          since 3/31/96                                                         $_________
     (e)  Required Consolidated Net Worth: 5(a) plus 5(c) plus 5(d)             $_________
     (f)  Actual Consolidated Net Worth                                         $_________                Yes       No





COMPLIANCE CERTIFICATE - Page 2

6.   SECTION 11.2 -FUNDED DEBT TO ADJUSTED EBITDA OR ANNUALIZED EBITDA

     (a)  Debt for borrowed money                                               $_________
     (b)  Debt evidenced by bond, notes, etc.                                   $_________
     (c)  Capital Lease Obligations                                             $_________
     (d)  Letters of Credit                                                     $_________
     (e)  Total Funded Debt (sum of (a) through (d))                            $_________
     (f)  Net Income for applicable period                                      $_________
     (g)  Plus provisions for tax                                               $_________
     (h)  less benefit from tax                                                 $_________
     (i)  Plus Interest Expense                                                 $_________
     (j)  Plus amortization                                                     $_________
     (k)  Plus depreciation                                                     $_________
     (1)  Borrower EBITDA: 6(f) plus 6(g), 6(i), 6(j) and 6(k) less 6(h)        $_________
     (m)  Nonrecurring Charges                                                  $_________
     (n)  Adjusted EBITDA (line 6(l) plus line 6(m)                             $_________
     (o)  Annualized EBITDA (line 6(n) x 4/3)                                   $_________
     (p)  6(e) divided by 6(n) (or if applicable 6(o)) =                             :1.00
     (q)  Maximum Funded Debt to Adjusted EBITDA (or if, applicable, Annualized
          EBITDA)                                                               _____:1.00           Yes                No
     (r)  Has the Average Funded Debt to Adjust EBITDA ratio been less than 2.00 to 1.00 for the last 2 Fiscal Quarters for purposes of and
          as calculated in accordance with Section 5.12?                                             Yes                No


7.   SECTION 11.3 - FIXED CHARGE COVERAGE

     (a)  Cash Flow for last 12 month period or since 6/30/96, if less          $_________
          (i)   Adjusted EBITDA (from 6(n))                                     $_________
          (ii)  minus cash federal and state income or franchise taxes paid     $_________
          (iii) 7(a)(i) minus 7(a)(ii)                                          $_________
     (b)  Fixed Charges for last 12 month period or since 6/30/96, if less      $_________
          (i)   Interest Expense                                                $_________
          (ii)  Scheduled amortization of Debt                                  $_________
          (iii) Cash dividends and distributions                                $_________
          (iv)  If as of 3/31/97 only, actual Capital Expenditures              $_________
          (v)   Total 7(b)(i) plus 7(b)(ii) plus 7(b)(iii) plus 7(b)(iv)        $_________
     (c)  Actual Fixed Charge Coverage: 7(a)(iii) divided by 7(b)(v)=                :1:00
     (d)  Minimum Fixed Charge Coverage for the period                          _____:1:00           Yes                No

8.   SECTION 11.4 - CAPITAL EXPENDITURE LIMITS

     (a)  Capital Expenditure limit for the period                              $_________
     (b)  Actual Capital Expenditures                                           $_________
     (c)  Equity proceeds                                                       $_________
     (d)  Calculated Capital Expenditures (8(b)-8(c))                           $_________           Yes                No



COMPLIANCE CERTIFICATE - Page 3

9.   DETERMINATION OF MARGIN AND FEES

     (a)  Funded Debt to EBITDA Ratio (from 6(p))                                   ____:1.00
     (b)  Adjustment to margin and fees required by Section 4.2?                                      Yes                 No
     (c)  If adjustment required, set forth below new margins and fees in accordance with Section 4.2:
          (i)   Base Margin                                                          ________%
          (ii)  Commitment Fee Rate                                                  ________%
          (iii) Libor Rate Margin                                                    ________%

10. ATTACHED SCHEDULES

Attached hereto as schedules are the calculations supporting the computation set forth above in this Certificate. All information contained herein and on the attached schedules is true and correct.

11.  FINANCIAL STATEMENTS

The unaudited financial statements attached hereto were prepared in accordance with GAAP (or the generally accepted accounting principles of the jurisdiction of organization of the applicable Person) and fairly present (subject to year end audit adjustments) the financial conditions and the results of the operations of the Persons reflected thereon, at the date and for the periods indicated therein.

     IN WITNESS WHEREOF, the undersigned has executed this Certificate effective this day of ______, 199_.

                                        SOFTWARE SPECTRUM, INC.

                                        BY:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------




COMPLIANCE CERTIFICATE - Page 4